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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 28, 2024
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 350,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On March 28, 2024, Contrail Aviation Support, LLC (“CAS”), a 79%-owned subsidiary Air T, Inc. (the “Company”), entered into Supplement #10 to the Master Loan Agreement with Old National Bank dated June 24, 2019 and Term Loan I. Term Loan I is a multiple advance term loan in the principal amount of $10,000,000 and is secured by a first lien on three engines and other identified collateral recently purchased by CAS The loan requires CAS to disassemble the collateral and place it in CAS inventory. The loan bears a monthly variable interest rate at the 30 Day Term SOFR +3.1148%. The loan requires 18 monthly payments of interest until the loan maturity date of September 20, 2025. Principal reduction payments are due monthly in an amount equal to 100% of the amount of the gross sales proceeds collected that are derived from any of the engines or other specific collateral listed in the security agreement sold during the prior month. In addition to the first lien noted above, the loan is also secured by the current $2,000,000 limited guarantees of the Company and Joe Kuhn. The loan may be prepaid without penalty and includes a quarterly rolling cash flow coverage ratio covenant, a tangible net worth covenant and monthly sales reporting. The loan was fully drawn at closing and the funds were used to prepay the principal balance on Contrail’s existing Main Street Loan (Term Loan G) by $10 million.

The foregoing description of Supplement #10 to Master Loan Agreement, the Note and the Commercial Security Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such documents a copy of which are attached hereto as Exhibit 10.1, 10.2 and 10.3, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits

10.1	Supplement #10 to Master Loan Agreement dated June 24, 2019 by and between CAS and Old National Bank dated March 28, 2024, without exhibits.
10.2	Form of Promissory Note Term Note I in the principal amount of $10,000,000 from CAS to Old National Bank dated March 28, 2024.
10.3	Form of Security Agreement from CAS to Old National Bank dated March 28, 2024.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2024

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer